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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                           CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 24, 2005


                                NORDSTROM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        WASHINGTON                 001-15059                     91-0515058

(STATE OR OTHER JURISDICTION    (COMMISSION FILE           (I.R.S. EMPLOYER
      OF INCORPORATION)              NUMBER)             IDENTIFICATION NO.)


             1617 SIXTH AVENUE, SEATTLE, WASHINGTON     98101
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 628-2111


                              INAPPLICABLE
         (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)


  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


  ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 24, 2005 Nordstrom, Inc.'s (the "Company") Corporate Governance and Nominating Committee of the Board of Directors ratified the following compensation package for non-employee directors of the Company, which was originally approved by the Board of Directors (the "Board") on May 20, 2003:

     - an annual award of Company Common Stock having a value of $45,000 (based on the May 27, 2005 closing price of the Company's Common Stock);

     -  an annual cash retainer of $45,000;

     - a fee of $1,500 for each Board of Directors meeting attended in person;

     -  a fee of $1,000 for each Board Committee meeting attended in person;

     - a fee of $500 for telephonic participation in Board of Director or Committee meeting;

     -  an annual retainer fee for Committee Chairs as follows:

          - Audit Committee Chair - $5,000
          - Compensation Committee Chair - $5,000
          - Corporate Governance and Nominating Committee Chair - $3,000
          - Finance Committee Chair - $3,000; and

     -  an annual retainer fee for Committee Members as follows:

          - Audit Committee Members - $2,500
          - Compensation Committee Members - $2,500
          - Corporate Governance and Nominating Committee Members - $1,500
          - Finance Committee Members - $1,500


ITEM 5.02(B) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On May 24, 2005, Nordstrom, Inc. announced the retirement of long-time board members D. Wayne Gittinger and William D. Ruckelshaus, both of whom have reached 72, the mandatory retirement age as specified in the Corporate Governance Guidelines. Replacing them on the Board will be Blake W. Nordstrom, President of Nordstrom, Inc. and Robert G. Miller, Chairman of the Board of Rite-Aid, Inc.


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

Effective May 25, 2005 the Company's Articles of Incorporation were amended to increase the number of authorized shares of Common Stock from 500 million to 1 billion. This amendment was approved by the Board without shareholder action in accordance with Revised Code of Washington Section 23B.10.020(4) in connection with a two-for-one split of the Company's common stock. Attached hereto as Exhibit 3.1 is the Amended and Restated Articles of Incorporation of the Company.


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The Company's Bylaws were amended and restated on May 24, 2005 to allow for the issuance of uncertificated shares. The Company is adopting the Direct Registration System of share issuance in which physical stock certificates are not issued, but rather are recorded electronically. Attached hereto as
Exhibit 3.2 is the Amended and Restated Bylaws of the Company.





















































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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORDSTROM, INC.



                                           By:  /s/ David L. Mackie
                                                -----------------------
                                                David L. Mackie
                                                Vice President, Real Estate
                                                and Corporate Secretary


Dated: May 31, 2005








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EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION

3.1         Amended and Restated Articles of Incorporation of Nordstrom, Inc

3.2         Amended and Restated Bylaws of Nordstrom, Inc